Pacific Select Fund NSAR 12-31-10
Exhibit 77O




                               PACIFIC SELECT FUND
                         LONG/SHORT LARGE-CAP PORTFOLIO
                               10F-3 TRANSACTIONS
                        QUARTER ENDED: SEPTEMBER 30, 2010

                     ITEM                                SECURITIES PURCHASED
--------------------------------------------   ----------------------------------------
 (1)             Name of Issuer                           Apache Corporation
 (2)  Description of Security (name, coupon,                Common Stock -
            maturity, subordination,                APA Secondary; Cusip #03741110
               common stock, etc.)
 (3)             Date of Purchase                             7/23/2010
 (4)             Date of Offering                             7/23/2010
 (5)                Unit Price                                  $88.00
 (6)    Principal Amount of Total Offering                  $2,024,000,000
 (7)           Underwriting Spread                              $2.64
          $ (equity) or % (fixed-income)
 (8)        Names of Syndicate Members            Goldman Sachs & Co., BofA Merrill
                                               Lynch, Citi, J.P. Morgan Securities Inc.
 (9)     Dollar Amount of Purchase by the                     $1,663,200
                    Portfolio
(10)   % of Offering Purchased by Portfolio                     0.082%
(11)  % of Offering Purchased by Associated                     1.416%
                     Accounts
(12)     % of Portfolio Assets Applied to                       0.107%
                     Purchase
(13)  Name(s) of Syndicate Members (s) from              Goldman Sachs & Co.
                  whom Purchased
(14)      Name of Affiliated Underwriter             J.P. Morgan Securities Inc.

                               PACIFIC SELECT FUND
                         LONG/SHORT LARGE-CAP PORTFOLIO
                               10F-3 TRANSACTIONS
                        QUARTER ENDED: SEPTEMBER 30, 2010

                     ITEM                                SECURITIES PURCHASED
--------------------------------------------   ----------------------------------------
 (1)              Name of Issuer                        Health Care REIT Inc.
 (2)  Description of Security (name, coupon,                Common Stock -
      maturity, subordination, common stock,        HCN Secondary; Cusip #42217K10
                       etc.)
 (3)             Date of Purchase                             9/21/2010
 (4)             Date of Offering                             9/21/2010
 (5)                Unit Price                                  $45.75
 (6)    Principal Amount of Total Offering                 $366,000,000.00
 (7)           Underwriting Spread                              $1.83
          $ (equity) or % (fixed-income)
 (8)        Names of Syndicate Members           Deutsche Bank Securities, JP Morgan
                                                 Securities Inc., BofA Merrill Lynch,
                                               KeyBanc Capital Markets, Raymond James,
                                                   UBS Investment Bank, Wells Fargo
                                                 Securities, Stifel Nicolaus Weisel,
                                                Barclays Capital, Credit Agricole CIB,
                                                Comerica Securities, Morgan Keegan &
                                                Company Inc., PNC Capital Markets LLC,
                                                                  RBS
 (9)     Dollar Amount of Purchase by the                      $448,350
                    Portfolio
(10)   % of Offering Purchased by Portfolio                     0.122%
(11)  % of Offering Purchased by Associated                     2.520%
                     Accounts
(12)     % of Portfolio Assets Applied to                       0.029%
                     Purchase
(13)  Name(s) of Syndicate Members (s) from            Deutsche Bank Securities
                  whom Purchased
(14)      Name of Affiliated Underwriter             J.P. Morgan Securities Inc.

                                        PACIFIC SELECT FUND
                                   LONG/SHORT LARGE-CAP PORTFOLIO
                                         10F-3 TRANSACTIONS
                                 QUARTER ENDED: SEPTEMBER 30, 2010

                     ITEM                                SECURITIES PURCHASED
--------------------------------------------   ----------------------------------------
 (1)             Name of Issuer                  Alexandria Real Estate Equities, Inc.
 (2)  Description of Security (name, coupon,                Common Stock -
      maturity, subordination, common stock,        ARE Secondary; Cusip #01527110
                      etc.)
 (3)             Date of Purchase                              9/22/2010
 (4)             Date of Offering                              9/22/2010
 (5)                Unit Price                                  $69.25
 (6)    Principal Amount of Total Offering                   $311,625,000
 (7)           Underwriting Spread                               $2.94
          $ (equity) or % (fixed-income)
 (8)        Names of Syndicate Members              BofA Merrill Lynch, J.P. Morgan
                                                 Securities Inc., Goldman Sachs & Co.,
                                                  Barclays Capital, Citi, RBC Capital
                                                     Markets, RBS, Scotial Capital
 (9)     Dollar Amount of Purchase by the                      $720,200
                    Portfolio
(10)   % of Offering Purchased by Portfolio                     0.231%
(11)  % of Offering Purchased by Associated                     1.704%
                     Accounts
(12)     % of Portfolio Assets Applied to                       0.046%
                     Purchase
(13)  Name(s) of Syndicate Members (s) from               Merrill Lynch & Co.
                  whom Purchased
(14)      Name of Affiliated Underwriter              J.P. Morgan Securities Inc.



                                   PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 9/30/2010

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 10/22/10                                             Signed: /s/ MADALINA BAL
      -------                                                     ------------------
                                                           Name: Madalina Bal
                                                           Title: VICE PRESIDENT

                               PACIFIC SELECT FUND
                          SHORT DURATION BOND PORTFOLIO
                          REPORT PURSUANT TO RULE 10F-3
                        QUARTER ENDED SEPTEMBER 30, 2010

                     ITEM                                  SECURITIES PURCHASED
----------------------------------------------   ---------------------------------------
 (1)               Name of Issuer                               Dell Inc.
 (2)  Description of Security (name, coupon,                DELL 1.40% Notes
      maturity, subordination, common stock,                     9/10/13
                       etc.)
 (3)              Date of Purchase                               9/7/2010
 (4)              Date of Offering                               9/7/2010
 (5)                 Unit Price                                   99.89%
 (6)     Principal Amount of Total Offering                  $500,000,000.00
 (7)            Underwriting Spread                               0.25%
           $ (equity) or % (fixed-income)
 (8)         Names of Syndicate Members            Barclays Capital, Goldman, Sachs &
                                                    Co., Morgan Stanley, BNP Paribas,
                                                     Deutsche Bank Securities, J.P.
                                                       Morgan Securities Inc., UBS
                                                      Investment Bank, Wells Fargo
                                                               Securities
 (9)     Dollar Amount of Purchase by the                     $4,919,385.50
                     Portfolio
(10)   % of Offering Purchased by Portfolio                       0.99%
(11)   % of Offering Purchased by Associated                     14.02%
                     Accounts
(12)     % of Portfolio Assets Applied to                         0.29%
                     Purchase
(13)   Name(s) of Syndicate Members (s) from                Barclays Capital
                   whom Purchased
(14)       Name of Affiliated Underwriter                 Goldman, Sachs & Co.



                                    PACIFIC SELECT FUND - SHORT DURATION BOND PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 9/30/2010

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 10/19/10                                             Signed: /s/ JAMES P. MCCARTHY
      -------                                                     ------------------------
                                                          Name: James P. McCarthy
                                                          Title: Managing Director

                               PACIFIC SELECT FUND
                              REAL ESTATE PORTFOLIO
                          REPORT PURSUANT TO RULE 10F-3
                         QUARTER ENDED DECEMBER 31, 2010

                    ITEM                                SECURITIES PURCHASED
--------------------------------------------   -------------------------------------
 (1)             Name of Issuer                   General Growth Properties, Inc.
 (2) Description of Security (name, coupon,                 Common Stock
     maturity, subordination, common stock,
                      etc.)
 (3)            Date of Purchase                            11/16/2010
 (4)            Date of Offering                            11/15/2010
 (5)               Unit Price                                 $14.75
 (6)   Principal Amount of Total Offering                 $1,991,250,000
 (7)           Underwriting Spread                            $0.5500
         $ (equity) or % (fixed-income)
 (8)       Names of Syndicate Members           Goldman, Sachs & Co., Deutsche Bank
                                                Securities, Wells Fargo Securities,
                                                RBC Capital Markets, UBS Investment
                                                  Bank, Morgan Stanley, Macquarie
                                               Capital, TD Securities, Piper Jaffray
 (9)    Dollar Amount of Purchase by the                    $14,483,173
                    Portfolio
(10)  % of Offering Purchased by Portfolio                    0.7273%
(11)  % of Offering Purchased by Associated                   5.1986%
                    Accounts
(12)    % of Portfolio Assets Applied to                      2.4800%
                    Purchase
(13)  Name(s) of Syndicate Members (s) from           Deutsche Bank Securities
                 whom Purchased
(14)     Name of Affiliated Underwriter                   Morgan Stanley



                                    PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 12/31/2010

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [ ]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 1/7/11                                             Signed: /s/ TED BIGMAN
      -------                                                     ------------------------
                                                          Name:  Ted Bigman
                                                          Title: Managing Director/Fund Manager

                               PACIFIC SELECT FUND
                              REAL ESTATE PORTFOLIO
                          REPORT PURSUANT TO RULE 10F-3
                         QUARTER ENDED DECEMBER 31, 2010

                    ITEM                                SECURITIES PURCHASED
--------------------------------------------   -------------------------------------
 (1)             Name of Issuer                    Senior Housing Property Trust
 (2) Description of Security (name, coupon,                Common Stock
     maturity, subordination, common stock,
                      etc.)
 (3)            Date of Purchase                            12/10/2010
 (4)            Date of Offering                            12/09/2010
 (5)               Unit Price                                 $20.50
 (6)   Principal Amount of Total Offering                  $256,250,000
 (7)           Underwriting Spread                            $0.8713
         $ (equity) or % (fixed-income)
 (8)       Names of Syndicate Members          Jefferies & Co., BofA Merrill Lynch,
                                                Morgan Stanley, Citi, Morgan Keegan,
                                                RBC Capital Markets, UBS Investment
                                                Bank, Wells Fargo Securities, BB&T
                                                Capital Markets, Janney Montgomery
                                                     Scott, Oppenheimer & Co.
 (9)    Dollar Amount of Purchase by the                     $851,160
                    Portfolio
(10)  % of Offering Purchased by Portfolio                    0.3322%
(11)  % of Offering Purchased by Associated                   3.6678%
                    Accounts
(12)    % of Portfolio Assets Applied to                      0.1400%
                    Purchase
(13)  Name(s) of Syndicate Members (s) from               Jefferies & Co.
                 whom Purchased
(14)     Name of Affiliated Underwriter                   Morgan Stanley



                                    PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 12/31/2010

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [ ]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 1/7/11                                             Signed: /s/ TED BIGMAN
      -------                                                     ------------------------
                                                          Name:  Ted Bigman
                                                          Title: Managing Director/Fund Manager

                               PACIFIC SELECT FUND
                              REAL ESTATE PORTFOLIO
                          REPORT PURSUANT TO RULE 10F-3
                         QUARTER ENDED DECEMBER 31, 2010

                    ITEM                                  SECURITIES PURCHASED
--------------------------------------------   ------------------------------------------
 (1)             Name of Issuer                                HCP, Inc.
 (2) Description of Security (name, coupon,                   Common Stock
     maturity, subordination, common stock,
                      etc.)
 (3)            Date of Purchase                               12/14/2010
 (4)            Date of Offering                               12/14/2010
 (5)               Unit Price                                    $32.00
 (6)   Principal Amount of Total Offering                    $1,280,000,000
 (7)           Underwriting Spread                              $1.2800
         $ (equity) or % (fixed-income)
 (8)       Names of Syndicate Members               BofA Merrill Lynch, Wells Fargo
                                                   Securities, Citi, J.P. Morgan, UBS
                                               Investment Bank, Barclays Capital, Credit
                                                 Agricole CIB, Credit Suisse, Goldman,
                                               Sachs & Co., KeyBanc Capital Markets, RBS,
                                               Scotia Capital, Deutsche Bank Securities,
                                                   Morgan Stanley, BNY Mellon Capital
                                                Markets, LLC, Piper Jaffray, PNC Capital
                                                Markets LLC, SunTrust Robinson Humphrey,
                                                             Morgan Keegan
 (9)    Dollar Amount of Purchase by the                       $1,957,440
                    Portfolio
(10)  % of Offering Purchased by Portfolio                      0.1529%
(11)  % of Offering Purchased by Associated                      1.6596%
                    Accounts
(12)    % of Portfolio Assets Applied to                        0.3200%
                    Purchase
(13)    Name(s) of Syndicate Members (s)                   BofA Merrill Lynch
               from whom Purchased
(14)     Name of Affiliated Underwriter                      Morgan Stanley



                                    PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 12/31/2010

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [ ]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 1/7/11                                             Signed: /s/ TED BIGMAN
      -------                                                     ------------------------
                                                          Name:  Ted Bigman
                                                          Title: Managing Director/Fund Manager

                               PACIFIC SELECT FUND
                         LONG/SHORT LARGE CAP PORTFOLIO
                               10F-3 TRANSACTIONS
                         QUARTER ENDED DECEMBER 31, 2010

                    ITEM                                SECURITIES PURCHASED
--------------------------------------------   -------------------------------------
 (1)             Name of Issuer                              HCP, Inc.
 (2)     Description of Security (name,            HCP Secondary; Cusip 40414L10
        coupon, maturity, subordination,
               common stock, etc.)
 (3)            Date of Purchase                             11/3/2010
 (4)            Date of Offering                             11/3/2010
 (5)               Unit Price                                 $35.25
 (6)   Principal Amount of Total Offering                  $423,000,000
 (7)           Underwriting Spread                             $1.41
         $ (equity) or % (fixed-income)
 (8)       Names of Syndicate Members          BofA Merrill Lynch, Barclays Capital,
                                                Credit Agricole CIB, Credit Suisse,
                                               RBS, UBS Investment Bank, Wells Fargo
                                                 Securities, Morgan Stanley, CSCA,
                                                 Scotia Capital, SunTrust Robinson
                                               Humphrey, BNY Mellon Capital Markets
                                                LLC, PNC Capital Markets LLC, Citi,
                                                 Goldman Sachs & Co., J.P. Morgan,
                                                   Morgan Keegan & Company Inc.
 (9)    Dollar Amount of Purchase by the                    $1,050,450
                    Portfolio
(10)  % of Offering Purchased by Portfolio                    0.2483%
(11)       % of Offering Purchased by                         2.3740%
               Associated Accounts
(12)    % of Portfolio Assets Applied to                      0.1270%
                    Purchase
(13)    Name(s) of Syndicate Members (s)             Citigroup Global Markets
               from whom Purchased
(14)     Name of Affiliated Underwriter             J.P. Morgan Securities Inc.



                                    PACIFIC SELECT FUND - LONG/SHORT LARGE CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 12/31/2010

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 1/20/11                                             Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

                               PACIFIC SELECT FUND
                         LONG/SHORT LARGE CAP PORTFOLIO
                               10F-3 TRANSACTIONS
                         QUARTER ENDED DECEMBER 31, 2010

                    ITEM                                 SECURITIES PURCHASED
--------------------------------------------   ---------------------------------------
 (1)             Name of Issuer                         General Motors Company
 (2)     Description of Security (name,                GM, IPO; Cusip 37045V10
        coupon, maturity, subordination,
               common stock, etc.)
 (3)            Date of Purchase                             11/17/2010
 (4)            Date of Offering                             11/17/2010
 (5)               Unit Price                                  $33.00
 (6)   Principal Amount of Total Offering                  $15,774,000,000
 (7)           Underwriting Spread                              $0.25
         $ (equity) or % (fixed-income)
 (8)       Names of Syndicate Members            J.P. Morgan Securities Inc, Morgan
                                                 Stanley, BofA Merrill Lynch, Citi,
                                                  Barclays Capital, Credit Suisse,
                                               Deutsche Bank Securities, Goldman Sachs
                                                & Co., RBC Capital Markets, Bradesco
                                                 BBI, CIBC, Commerzbank, BNY Mellon
                                                     Capital Markets, LLC, ICBC
                                                 International, Itau BBA, Lloyds TSB
                                                Corporate Markets, CICC, Loop Capital
                                                Markets, The Williams Capital Group,
                                                 L.P., Soleil Securities Corporation
 (9)    Dollar Amount of Purchase by the                     $4,075,500
                    Portfolio
(10)  % of Offering Purchased by Portfolio                     0.0258%
(11)       % of Offering Purchased by                          6.5860%
               Associated Accounts
(12)    % of Portfolio Assets Applied to                       0.5038%
                    Purchase
(13)    Name(s) of Syndicate Members (s)              Citigroup Global Markets
               from whom Purchased
(14)     Name of Affiliated Underwriter              J.P. Morgan Securities Inc.



                                    PACIFIC SELECT FUND - LONG/SHORT LARGE CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 12/31/2010

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 1/20/11                                             Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President